UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2012

AMSCAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-14107	13-3911462
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Grasslands Road, Elmsford, New York 10523

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (914) 345-2020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

This Current Report on Form 8-K (this “Form 8-K”) is being furnished to disclose certain information (the “Information”) that Party City Holdings Inc., a Delaware corporation (“Parent”), the parent of Amscan Holdings, Inc., a Delaware corporation (the “Company”), will provide to prospective debt financing sources that are expected to provide a portion of the financing for the proposed transactions (the “Transactions”) contemplated by the previously announced Agreement and Plan of Merger, dated as of June 4, 2012 (the “Merger Agreement”), by and among Parent, PC Merger Sub, Inc., a Delaware corporation (“Merger Sub”), PC Topco Holdings, Inc. (“Buyer”) and The Stockholders’ Representatives party thereto, including, without limitation, the Company’s proposed redemption of any and all of its outstanding 8.75% Senior Subordinated Notes due 2014 pursuant to a cash tender offer announced on July 13, 2012.

Forward Looking Statements

Certain statements made in the Information reflect management’s expectations regarding future events, are forward-looking in nature and, accordingly, are subject to risks and uncertainties. These statements are based on beliefs and assumptions of management, which in turn are based on currently available information. The forward-looking statements also involve risks and uncertainties, which could cause actual results to differ materially from those contained in any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. Important factors that could cause results to differ materially from those contained in any forward-looking statement include uncertainties relating to the consummation of the Transactions and economic, competitive, governmental, regulatory and technological factors outside of the Company’s control that may cause the Company’s business, industry, strategy or actual results to differ materially from management’s current assumptions and expectations. No assurance can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the Transactions or on our results of operations or financial condition. Accordingly, the Transactions may not occur and actual events and results may differ materially and adversely from those expressed in or implied from any forward-looking statements. Additional information regarding the risks and uncertainties involving the Company are included in documents filed with the Securities and Exchange Commission (the “SEC”) by the Company. Although the Company believes the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, level of activity, performance or achievements. Moreover, neither the Company nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The Company does not undertake any responsibility to update any of these forward-looking statements to conform the Company’s prior statements to actual results or revised expectations, except as expressly required by law.

The Information is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the Information, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. By furnishing the Information in this Form 8-K, the Company makes no admission as to the materiality thereof.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being furnished to this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Certain Information to Be Provided to Prospective Debt Financing Sources

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSCAN HOLDINGS, INC.

Date: July 16, 2012	By:	/s/ Michael A. Correale
	Name:	Michael A. Correale
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Certain Information to Be Provided to Prospective Debt Financing Sources